UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2005

Hillenbrand Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East, Batesville, Indiana		47006-8835
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 934-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 14, 2005, Hillenbrand announced that there will be one CEO and President, and one CFO for the combined Hill-Rom/Hillenbrand organization. Rolf A. Classon has assumed the combined roles of CEO and President on an interim basis. Additionally, effective July 14, 2005, Gregory N. Miller has been promoted from Vice President - Controller and Chief Accounting Officer to Vice President and Chief Financial Officer, and will continue to serve as Hillenbrand’s Controller and Chief Accounting Officer until a successor is named. Scott K. Sorenson, former Vice President and Chief Financial Officer of Hillenbrand Industries Inc. and R. Ernest Waaser, former Chief Executive Officer of Hill-Rom have resigned from Hillenbrand effective July 14, 2005.

The terms of Mr. Miller's employment as Vice President and Chief Financial Officer have not yet been finalized. Hillenbrand will amend this Current Report on Form 8-K to describe such terms once they are finalized.

Mr. Miller, 42, was elected Vice President - Controller and Chief Accounting Officer for Hillenbrand on May 16, 2002. He previously held the position of Vice President - Controller of Hillenbrand from November 9, 2001 to May 16, 2002. Prior to joining Hillenbrand he held a number of positions with Newell Rubbermaid, Inc., a manufacturer and marketer of name-brand consumer products and its divisions including Group Vice President and Controller, Photo Fashions and Juvenile Products Groups, Newell Rubbermaid from 2000 to 2001; Vice President and Controller, Little Tikes Company, a Newell Rubbermaid division from 1999 to 2000; Vice President and Controller and various positions of increasing responsibility in finance, Newell Window Furnishings/Kirsch from 1993 to 1999. Prior to his Newell positions, he held positions with the accounting firms of Deloitte & Touche LLP and Grant Thornton.

Item 8.01 Other Events.

Effective July 14, 2005, Hillenbrand announced a change in its architecture intended to simplify both the corporate and Hill-Rom organizational structures and to support Hill-Rom’s strategy to further emphasize its core frames and support surfaces businesses while remaining flexible for future opportunities. The press release more fully describes this announcement and is filed as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99 Press release dated July 14, 2005 issued by Hillenbrand.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hillenbrand Industries, Inc.

July 19, 2005	By:	Gregory N. Miller

Name: Gregory N. Miller
Title: Vice President - Chief Financial Officer and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99	Press release dated July 14, 2005 issued by Hillenbrand.